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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  April 7, 2008


                         CALIFORNIA PIZZA KITCHEN, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-31149                95-4040623
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

     6053 West Century Boulevard, 11th Floor
             Los Angeles, California                              90045-6438
    (Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code
                                 (310) 342-5000

                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2008, Henry Gluck, currently a member of the board of directors (the "Board") of California Pizza Kitchen, Inc. (the "Company"), informed the Company that he has decided not to stand for re-election as a director upon the expiration of his term at the Company's 2008 Annual Meeting of Stockholders (the "Annual Meeting"). Mr. Gluck will continue to serve as a member of the Board, audit committee and nominating and governance committee of the Board until the Annual Meeting.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         California Pizza Kitchen, Inc.
                                         a Delaware corporation

                                         By:     /s/ Richard L. Rosenfield
                                             -----------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, and Co-President

                                         By:          /s/ Larry S. Flax
                                             -----------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, and Co-President

Dated: April 7, 2008